 Exhibit 99.1

Rockley Photonics Announces Fourth Quarter and Full Year 2021 Financial Results

Customer Demand Drives Early Introduction of Bioptx™ Biomarker Sensing Platform, Adding Professional Healthcare Solution to Previously Announced Consumer Wearables Solution, VitalSpex™

Rockley Ends 2021 with 17 Consumer Electronics and Medtech Contracted Customers, First Commercial Products Expected to Be Available as Early as Second Half 2022 and Volume Ramp Expected in 2023

OXFORD, England and PASADENA, Calif. – March 8, 2022 – Rockley Photonics Holdings Limited (NYSE: RKLY) (“the Company” or “Rockley”), a global leader in photonics-based health monitoring and communications solutions, today announced its financial results for the fourth quarter and full year ended December 31, 2021.

“Throughout 2021, we made tremendous progress in product development and with our customers, exceeding many of our goals for the year,” said Dr. Andrew Rickman, chairman and chief executive officer of Rockley. “The recently announced Bioptx platform for medtech, coupled with our VitalSpex solution for consumer wearables, demonstrates the success that we’re having in both aspects of our business. Today, we believe we are well-positioned at the center of two large, converging markets, offering a unique biomarker sensing platform that addresses the needs and demands of our world-class customer base.”

Dr. Rickman continued, “Our belief in our sensing platform’s ability to provide a more complete, more accurate view into an individual’s health and to provide these insights in a non-invasive manner is supported by our initial human studies. The recently released results from our core body temperature and blood pressure studies suggest that our approach will allow continuous insight into a person’s individual health and wellness. We believe that the use of our platform could have a profound impact on the lives of individuals, patients, seniors, first responders, and more. The platform has the potential to help the current system evolve from ‘sick-care’ to preventative healthcare by empowering individuals and by providing better tools for professional healthcare.”

“During the quarter, we achieved many of our goals and strengthened our financial position,” said Mahesh Karanth, chief financial officer of Rockley. “We implemented programs to help us to preserve capital and improve our cash efficiency, correlating expenditures to initiatives tied to accelerating the commercialization of our consumer wearables and medtech products. We are in the process of redeploying datacom engineers to biosensing projects."

Business Highlights:

•VitalSpex to Drive Continued Momentum in Consumer Wearables – During the quarter, the Company announced a significant expansion of its footprint in the consumer wearables market by signing new agreements with six global consumer electronics manufacturers. Rockley is actively working with 12 consumer electronics customers, including six of the top ten largest manufacturers of smart watches and wristbands, to design its chipsets and modules into consumer products as well as offer products that will provide access to its AI cloud suite.
•Bioptx Biomarker Sensing Platform to Serve Professional Healthcare Market – The Company announced its Bioptx product line, a platform featuring a non-invasive, continuous biosensing wristband enabled with technology that will measure an extensive range of biomarkers and leverage custom cloud analytics and AI. Bioptx was launched two years ahead of schedule to meet increasing demand from customers, accelerating the development of non-invasive remote monitoring solutions for healthcare. Engineering samples shipped in January to multiple customers, and availability of the first commercial products is expected in the second half of 2022. The Company also plans to generate recurring revenue from its AI cloud suite and subscription sales. Rockley plans to seek certification from the U.S. Food and Drug Administration and other regulatory agencies.

•Human Studies of Biomarkers to Continue in 2022 – Rockley recently announced initial results of its human studies of core body temperature and blood pressure. In the temperature study, Rockley demonstrated the initial efficacy of its photonics-based sensor for measuring core body temperature, surpassing the results achieved by auxiliary sensors like oral, ear, and infrared thermometers. Next, the Company released the results of its pilot blood pressure human study, using a cuffless, Rockley-powered, wrist-worn device. The results demonstrated promising signal quality, potentially providing an alternative method for measuring cardiovascular health, and also suggested a strong correlation to heart rate and heart rate variability measurements, which are commonly used in electrocardiogram equipment. Additional human studies for these and other biomarkers, including hydration, alcohol, lactate, and glucose trends, are ongoing, and the results are expected to be released throughout 2022.

•Membership in Center to Stream Healthcare in Place (C2SHIP) Accepted – During the quarter, Rockley joined C2SHIP, a consortium of academic centers and industry partners, including many leading researchers and academics, with a mission to develop technologies and approaches for high-quality personalized healthcare delivered at home. C2SHIP is sponsored by the National Science Foundation.

•ISO 9001 Certification Demonstrates Commitment to Quality Solutions – Following an extensive review process, Rockley achieved ISO 9001 certification, demonstrating its commitment to its customers, to optimizing its leadership team, to improving and fine-tuning its internal processes, and to the practice of continuous improvement. The Company is proud that its commitment to quality management principles has been recognized.

Fourth Quarter and Fiscal Year 2021 Financial Highlights:

(in millions except per share)	Three Months Ended			Years Ended
	December 31, 2021	September 30, 2021	Variance ($)	December 31, 2021	December 31, 2020	Variance ($)
Revenue	$2.4	$1.8	$0.6	$8.2	$22.3	$(14.1)
Gross profit	$2.7	$(1.6)	$4.3	$(3.2)	$(1.9)	$(1.3)
SG&A expense	$12.4	$13.6	$(1.2)	$40.0	$20.3	$19.7
R&D expense	$12.6	$26.4	$(13.8)	$72.6	$35.9	$36.7
Net loss	$(14.7)	$(58.0)	$43.3	$(168.0)	$(80.3)	$(87.7)
Net loss per share	$(0.12)	$(0.54)	$0.42	$(1.66)	$(0.96)	$(0.70)
Cash, cash equivalents, and investments at period end	$81.4	$125.0	$(43.6)	$81.4	$19.2	$62.2
Cash used in operations	$(34.1)	$(37.4)	$3.3	$(126.0)	$(48.4)	$(77.6)

Non-GAAP Financial Highlights:

SG&A expense	$10.1	$9.4	$0.7	$30.9	$14.4	$16.5
R&D expense	$8.1	$24.3	$(16.2)	$62.5	$29.6	$32.9
Net loss	$(7.1)	$(51.4)	$44.3	$(147.0)	$(65.8)	$(81.2)
Net loss per share	$(0.06)	$(0.48)	$0.42	$(1.46)	$(0.79)	$(0.67)
Adjusted EBITDA	$(14.7)	$(35.6)	$20.9	$(95.0)	$(43.6)	$(51.4)

A reconciliation of GAAP financial measures to non-GAAP financial measures is included in the financial statement tables included in this press release. For more information regarding the non-GAAP financial measures discussed in this press release, please see "Non-GAAP Financial Measures" and "Reconciliation of GAAP to Non-GAAP Financial Measures" below.

Revised Outlook for Fiscal Year 2022:

Revenue	$20 - $30 million

Actual results may differ materially from Rockley’s financial outlook as a result of several factors, including the factors described under “Cautionary Statement Regarding Forward-Looking Statements” below.

Conference Call Information
Rockley will host a conference call and webcast to discuss the fourth quarter and full year results at 5:00 p.m. Eastern Time today, March 8, 2022. The live audio webcast along with accompanying presentation materials will be accessible on the Company’s Investor Relations website at investors.rockleyphotonics.com.

The U.S. dial-in for the call is 877-407-0784 or +1 201-689-8560 for international callers. Please reference access code 13727060. A replay of the conference call will be available until March 22, 2022, at 11:59 p.m. Eastern Time, while an archived version of the webcast will be available on Rockley’s Investor Relations website for one year. The U.S. dial-in for the conference call replay is 844-512-2921 or +1 412-317-6671. The replay access code is 13727060.

Disclosure Information
In compliance with disclosure obligations under Regulation FD, Rockley announces material information to the public through a variety of means, including filings with the Securities and Exchange Commission, press releases, public conference calls and webcasts, as well as the investor relations website.

About Rockley
A global leader in photonics-based health monitoring and communications solutions, Rockley is developing a comprehensive range of photonic integrated circuits and associated modules, sensors, and full-stack solutions. From next-generation sensing platforms specifically designed for mobile health monitoring and machine vision to high-speed, high-volume solutions for data communications, Rockley is laying the foundation for a new generation of applications across multiple industries. Rockley believes that photonics will eventually become as pervasive as micro-electronics, and it has developed a platform with the power and flexibility needed to address both mass markets and a wide variety of vertical applications.
Formed in 2013, Rockley is uniquely positioned to support hyper-scale manufacturing and address a multitude of high-volume markets. Rockley has partnered with numerous Tier-1 customers across a diverse range of industries to deliver the complex optical systems required to bring transformational products to market.
To learn more about Rockley, visit rockleyphotonics.com.

Cautionary Statement Regarding Forward-Looking Statements
Certain statements in this press release that are not historical facts constitute “forward-looking statements” for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding Rockley’s future expectations, beliefs, plans, objectives, and assumptions regarding future events or performance. The words “anticipate,” “believe,” “continue,” “could,” “develop,” “enable,” “estimate,” “eventual,” “expect,” “future,” “intend,” “may,” “might,” “opportunity,” “outlook,” “plan,” “possible,” “position,” “potential,” “predict,” “project,” “revolutionize,” “seem,” “should,” “trend,” “will,” “would” and other terms that predict or indicate future events, trends, or expectations, and similar expressions or the negative of such expressions may identify forward-looking statements, but the absence of these words or terms does not mean that a statement is not forward-looking. Forward-looking statements in this press release include, but are not limited to, statements regarding the following: (a) the potential of the Company’s solutions to improve individuals’ health and well-being and enable the transition from reactive to proactive healthcare; (b) the anticipated retirement of the Company’s remaining debt obligation and timing thereof; (c) the Company’s financing agreement with Lincoln Park; (d) the status and timing of the Company’s qualification of a second source for its silicon photonics chip supply; (e) backlog; (f) the anticipated and potential features, scope, goals, and benefits of the Company’s platform, products, technology, and partnerships with third parties; (g) the Company’s continued development of a range of photonic integrated circuits and associated modules, sensors, and full-stack solutions; (h) Rockley’s belief that photonics will eventually become as pervasive as micro-electronics; and (i) Rockley’s potential to support hyper-scale manufacturing, address a multitude of high-volume markets, and deliver the complex optical systems required to bring transformational products to market.

Forward-looking statements are subject to several risks and uncertainties (many of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to differ materially from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following: (i) the Company’s ability to achieve commercial production of its products and technology, including in a timely and cost-effective manner; (ii) the Company’s ability to achieve customer design wins, convert memoranda of understanding and development contracts into production contracts, and achieve customer acceptance of its products and technology; (iii) risks related to purchase orders, including the lack of long-term purchase commitments, the cancellation, reduction, delay, or other changes in customer purchase orders, and if and to the extent customers seek to enter into licensing arrangements in lieu of purchases; (iv) the Company’s history of losses and need for additional capital and its ability to access additional financing to support its operations and execute on its business plan, as well as the risks associated with any future financings; (v) legal and regulatory risks, including those related to its products and technology and any threatened or actual litigation; (vi) risks associated with its fabless manufacturing model and dependency on third-party suppliers; (vii) the Company’s reliance on a few significant customers for a majority of its revenue and its ability to expand and diversify its customer base; (viii) the Company’s financial performance; (ix) the impacts of COVID-19 on the Company, its customers and suppliers, its target markets, and the economy; (x) the Company’s ability to successfully manage growth and its operations as a public company; (xi) fluctuations in the Company’s stock price and the Company’s ability to maintain the listing of its ordinary shares on the NYSE; (xii) the Company’s ability to anticipate and respond to industry trends and customer requirements; (xiii) changes in the Company’s current and future target markets; (xiv) intellectual property risks; (xv) the Company’s ability to compete successfully; (xvi) market opportunity and market demand for, and acceptance of, the Company’s products and technology, as well as the customer products into which the Company’s products and technology are incorporated; (xvii) risks related to international operations; (xviii) risks related to cybersecurity, privacy, and infrastructure; (xix) risks related to financial and accounting matters; (xx) general economic, financial, legal, political, and business conditions and changes in domestic and foreign markets; (xxi) the Company’s ability to realize the anticipated benefits of the business combination; (xxii) changes adversely affecting the businesses or markets in which the Company is engaged; and (xxiii) risks related to the Company’s backlog, including the risk that backlog may not translate into future revenue, as well as other factors described under the heading “Risk Factors” in the registration statement on Form S-1 filed by the Company on October 7, 2021, and declared effective on October 19, 2021, and in other documents the Company files with the Securities and Exchange Commission in the future. The forward-looking statements contained in this press release are based on various assumptions, whether or not identified in this press release, and on the Company’s current expectations, beliefs, and assumptions and are not predictions of actual performance. If any of these risks or uncertainties materialize, or should any of these assumptions prove incorrect, actual results may differ materially from those discussed in or implied by these forward-looking statements. There can be no assurance that future developments affecting the Company will be those that have been anticipated. These forward-looking statements speak only as of the date hereof and the Company does not intend to update or revise any forward-looking statements, whether because of new information, future events, or otherwise, except as required by law.

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ROCKLEY PHOTONICS HOLDINGS LIMITED
Consolidated Statements of Operations and Comprehensive Loss (Unaudited)
(in thousands, except share and per share amounts)

	Three Months Ended			Years Ended
	December 31, 2021	September 30, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Revenue	$2,408	$1,839	$3,282	$8,213	$22,343
Cost of revenue	(326)	3,459	6,140	11,416	24,240
Gross profit	2,734	(1,620)	(2,858)	(3,203)	(1,897)
Operating expenses:
Selling, general and administrative expenses	12,388	13,568	7,657	39,976	20,260
Research and development expenses	12,624	26,418	8,893	72,573	35,900
Total operating expenses	25,012	39,986	16,550	112,549	56,160
Loss from operations	(22,278)	(41,606)	(19,408)	(115,752)	(58,057)
Other income (expense):
Forgiveness of PPP loan	—	—	—	2,860	—
Interest expense, net	(2,868)	(1,587)	(116)	(4,781)	(189)
Equity method investment loss	17	40	(333)	(703)	(1,274)
Change in fair value of debt instruments	—	(14,255)	(14,616)	(59,916)	(20,163)
Change in fair value of warrant liabilities	10,312	515	—	10,827	—
Gain (loss) on foreign currency	(31)	(481)	1,344	119	(25)
Total other income (expense)	7,430	(15,768)	(13,721)	(51,594)	(21,651)
Loss before income taxes	(14,848)	(57,374)	(33,129)	(167,346)	(79,708)
Provision for income tax	(141)	598	195	667	569
Net loss and comprehensive loss	$(14,707)	$(57,972)	$(33,324)	$(168,013)	$(80,277)

Net loss per share:
Basic and diluted	$(0.12)	$(0.54)	$(0.40)	$(1.66)	$(0.96)

Weighted-average shares outstanding:
Basic and diluted	127,355,926	107,633,037	83,652,056	100,917,939	83,457,400

ROCKLEY PHOTONICS HOLDINGS LIMITED
Consolidated Balance Sheets (Unaudited)
(in thousands, except share amounts and par value)

	December 31, 2021	December 31, 2020
Assets
Current assets
Cash and cash equivalents	$36,786	$19,228
Short-term investments, at fair value	26,965	—
Accounts receivable, net of allowance of $302 and $0	1,359	4,925
Other receivables, net of allowance of $141 and $0	47,462	18,024
Prepaid expenses	6,795	1,605
Other current assets	7	609
Total current assets	119,374	44,391
Long-term investments, at fair value	17,659	—
Property, equipment, net	10,187	6,182
Equity method investment	4,879	5,202
Intangible assets	3,048	3,048
Other non-current assets	7,683	1,607
Total assets	$162,830	$60,430

Liabilities and Shareholders’ Equity (Deficit)
Current liabilities
Trade payables	$6,882	$4,413
Accrued expenses	17,360	10,395
Debt, current portion	26,312	—
Other current liabilities	1,238	998
Total current liabilities	51,792	15,806
Long-term debt, net of current portion	—	74,804
Warrant liabilities	3,477	—
Other long-term liabilities	3,743	1,127
Total liabilities	59,012	91,737

Shareholders’ equity (deficit)
Ordinary shares, $0.000004 par value; 12,417,500,000 and 139,033,366 authorized as of December 31, 2021 and December 31, 2020; 127,860,639 and 83,539,382 issued and outstanding as of December 31, 2021 and December 31, 2020, respectively	—	—
Additional paid-in-capital	504,714	201,576
Accumulated deficit	(400,896)	(232,883)
Total shareholders’ equity (deficit)	103,818	(31,307)
Total liabilities and shareholders’ equity (deficit)	$162,830	$60,430

ROCKLEY PHOTONICS HOLDINGS LIMITED
Consolidated Statements of Cash Flows (Unaudited)
(in thousands)

	Three Months Ended			Years Ended
	December 31, 2021	September 30, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Cash flows from operating activities:
Net loss	$(14,707)	$(57,972)	$(33,324)	$(168,013)	$(80,277)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation of property and equipment	1,412	1,229	692	4,640	2,787
Gain on disposal of property and equipment	—	—	(9)	—	(107)
Amortization of debt issuance costs	—	—	(26)	—	—
Bad debt expense and allowance for doubtful accounts	443	—	—	820	—
Accretion of marketable securities to redemption value	(90)	(32)	—	(122)	—
Stock-based compensation	6,157	2,155	2,178	12,013	8,043
Change in equity-method investment	(23)	(145)	333	323	1,274
Change in fair value of debt instrument	—	14,255	14,616	59,916	20,163
Change in fair value of warrant liabilities	(10,312)	(515)	—	(10,827)	—
Forgiveness of Paycheck Protection Program loan	—	—	—	(2,860)	—
Changes in operating assets and liabilities:
Accounts receivable	(145)	895	2,569	2,887	1,458
Other receivables	(22,637)	(1,929)	(6,110)	(29,579)	(2,074)
Prepaid expenses and other current assets	2,991	(2,090)	429	(4,868)	1,307
Other non-current assets	(4,465)	403	119	(5,795)	604
Trade payables	516	1,277	789	1,663	(3,126)
Accrued expenses	5,146	5,398	(769)	10,946	3,537
Other current and long-term liabilities	1,615	(374)	(1,103)	2,855	(1,943)
Net cash used in operating activities	(34,099)	(37,445)	(19,616)	(126,001)	(48,354)
Cash flows from investing activities:
Purchase of property and equipment	(2,142)	(2,876)	(326)	(7,840)	(1,416)
Purchase of marketable securities	112	(54,800)	—	(54,688)	—
Proceeds from sale of marketable securities	5,000	5,000	—	10,000	—
Proceeds from maturity of marketable securities	156	30	—	186	—
Payment for asset acquisition	—	—	(250)	(500)	(250)
Investment in equity method investee	—	—	(2,490)	—	(4,990)
Net cash used in investing activities	3,126	(52,646)	(3,066)	(52,842)	(6,656)
Cash flows from financing activities:
Proceeds from convertible loan notes	—	—	23,067	76,723	51,781
Principal payments on long-term debt	(5,000)	—	27	(5,000)	(1,952)
Proceeds from issuance of ordinary shares	—	167,966	—	167,966	1,961
Proceeds from Paycheck Protection Program loan	—	—	—	—	2,860
Proceeds from exercise of options	563	86	22	932	42

	Three Months Ended			Years Ended
	December 31, 2021	September 30, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Proceeds from the exercise of warrants	—	146	—	379	7
Proceeds from issuance of warrants	—	—	360	263	360
Debt issuance costs incurred	—	3,173	(494)	(383)	(494)
Transaction costs	(2,995)	(41,484)	—	(44,479)	—
Principal payments on finance lease	—	—	—	—	(1,231)
Net cash provided by financing activities	(7,432)	129,887	22,982	196,401	53,334
Net increase (decrease) in cash and cash equivalents	(38,405)	39,796	300	17,558	(1,676)
Cash and cash equivalents:
Beginning of period	75,191	35,395	18,928	19,228	20,904
End of period	$36,786	$75,191	$19,228	$36,786	$19,228

Use of Non-GAAP Financial Measures
In addition to financial information presented in accordance with GAAP, this press release includes certain financial measures that are not prepared in accordance with generally accepted accounting principles in the United States, including: non-GAAP SG&A, non-GAAP R&D, non-GAAP net loss, non-GAAP net loss per share, and adjusted EBITDA, each of which is a non-GAAP financial measure. The Company defines non-GAAP SG&A as GAAP SG&A other than stock-based compensation, non-capitalized transaction costs and forgiveness of PPP loan, and non-GAAP R&D as GAAP R&D other than stock-based compensation. The Company defines non-GAAP net loss as net loss other than the non-GAAP cost of revenue adjustment, non-GAAP SG&A adjustment, and non-GAAP R&D adjustment (in each case as described above), and defines non-GAAP net loss per share as net loss other than non-GAAP adjustments noted above divided by weighted shares outstanding. The Company defined adjusted EBITDA as net loss before interest expense, taxes, depreciation and amortization, stock-based compensation, change in fair value of debt instruments and warrants, and non-capitalized transaction costs as the Company believes they are not indicative of its core operating performance. As noted below, none of these non-GAAP financial measures is a substitute for or superior to measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to any other performance measures derived in accordance with GAAP.
The Company believes that presenting these non-GAAP financial measures provides useful supplemental information to investors about the Company in understanding and evaluating its operating results, enhancing the overall understanding of its past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by its management in financial and operational-decision making. The Company uses these non-GAAP measures to help assess its operating performance and operating leverage in its business, analyze its financial results, establish operational goals, develop operating budgets, and make strategic decisions. The Company also believes that the presentation of these non-GAAP financial measures provides an additional tool for investors to use in comparing its core business and results of operations over multiple periods with other companies in its industry, many of which present similar non-GAAP financial measures to investors, and to help analyze the Company’s cash performance.
Other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore any non-GAAP measures the Company uses may not be directly comparable to similarly titled measures of other companies. Further, there are a number of limitations related to the use of non-GAAP measures and their nearest GAAP equivalents. Accordingly, these non-GAAP financial measures should be considered as supplemental in nature, should not be considered as the sole measure of the Company’s performance, and are not intended to be construed, and should not be considered, in isolation from, or as a substitute for, the comparable or related financial information calculated in accordance with GAAP.

Adjusted EBITDA (unaudited, in thousands):	Three Months Ended			Years Ended
	December 31, 2021	September 30, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Net Loss	$(14,707)	$(57,972)	$(33,324)	$(168,013)	$(80,277)
Interest expense, net	2,868	1,587	116	4,781	189
Provision for income tax	(141)	598	195	667	569
Depreciation and amortization	1,412	1,229	692	4,640	2,787
EBITDA	(10,568)	(54,558)	(32,321)	(157,925)	(76,732)
Non-capitalized transaction costs*	83	3,214	2,070	4,337	3,611
Stock-based compensation	6,157	2,155	2,178	12,013	8,043
Change in equity method investment	(23)	(145)	333	323	1,274
Change in fair value of debt instruments	—	14,255	14,616	59,916	20,163
Change in fair value of warrants	(10,312)	(515)	—	(10,827)	—
Forgiveness of PPP Loan	—	—	—	(2,860)	—
Adjusted EBITDA	$(14,663)	$(35,594)	$(13,124)	$(95,023)	$(43,641)

Non-GAAP Net Income (unaudited, in thousands):	Three Months Ended			Years Ended
	December 31, 2021	September 30, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Net Loss	$(14,707)	$(57,972)	$(33,324)	$(168,013)	$(80,277)
Cost of revenue adjustment	848	347	463	1,825	2,271
Selling, general and administrative adjustment	2,284	4,132	2,630	9,108	5,826
Research and development adjustment	4,520	2,119	1,847	10,057	6,344
Non-GAAP Net Loss	$(7,055)	$(51,374)	$(28,384)	$(147,023)	$(65,836)

Non-GAAP net loss per share:
Basic and diluted	$(0.06)	$(0.48)	$(0.34)	$(1.46)	$(0.79)

Weighted-average shares outstanding:
Basic and diluted	127,355,926	107,633,037	83,652,056	100,917,939	83,457,400

Non-GAAP - Cost of Revenue (unaudited, in thousands):	Three Months Ended			Years Ended
	December 31, 2021	September 30, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Cost of revenue	$(326)	$3,459	$6,140	$11,416	$24,240
Adjustment:
Stock-based compensation	848	347	463	1,825	2,271
Non-GAAP cost of revenue	$(1,174)	$3,112	$5,677	$9,591	$21,969

Non-GAAP - Selling, General and Administrative Expenses (unaudited, in thousands):	Three Months Ended			Years Ended
	December 31, 2021	September 30, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Selling, general, and administrative expenses	$12,388	$13,568	$7,657	$39,976	$20,260
Adjustments:
Depreciation and amortization	515	449	187	1,765	756
Stock-based compensation	1,686	469	373	3,006	1,459
Non-capitalized transaction costs*	83	3,214	2,070	4,337	3,611
Non-GAAP selling, general and administrative expenses	$10,104	$9,436	$5,027	$30,868	14,434

Non-GAAP - Research and Development Expenses (unaudited, in thousands):	Three Months Ended			Years Ended
	December 31, 2021	September 30, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Research and development expenses	$12,624	$26,418	$8,893	$72,573	$35,900
Adjustments:
Depreciation and amortization	897	780	505	2,875	2,031
Stock-based compensation	3,623	1,339	1,342	7,182	4,313
Non-GAAP research and development expenses	$8,104	$24,299	$7,046	$62,516	$29,556
__________________
*Non-capitalized transaction costs include non-recurring expense related to the issuance of convertible loan notes and the Business Combination.

Contact Information
For Rockley
Media
Debra Raine
Rainemakers
Telephone: +1 415-349-7432
Email: rockley-pr@rainemakers.com

Investors
Gwyn Lauber
Rockley Photonics Holdings Limited
Telephone: +1 626-995-0001
investors@rockleyphotonics.com